Exhibit 99.1

  MICRO LINEAR CORPORATION SETS NEW RECORD DATE FOR SPECIAL MEETING OF
                                 STOCKHOLDERS

    SAN JOSE, Calif., Sept. 8 /PRNewswire-FirstCall/ -- Micro Linear Corporation (Nasdaq: MLIN), a leading digital wireless transceiver supplier, today announced that the close of business on Monday, September 11, 2006, has been set as the new record date for the determination of stockholders eligible to receive the proxy and vote at a special meeting of stockholders of Micro Linear to be held on October 20, 2006, to consider and vote upon a proposal to approve and adopt the previously announced merger with Sirenza Microdevices, Inc. and other associated proposals.

    The September 11, 2006 record date supersedes the previously announced date of September 25, 2006 as the record date for the special meeting of stockholders.

    On August 14, 2006, Micro Linear entered into a definitive merger agreement with Sirenza, which is subject to the approval of Micro Linear's stockholders at the special meeting to be held on October 20, 2006 and other customary closing conditions.

    A proxy statement, once final, will be mailed together with a proxy card to Micro Linear's stockholders of record as of the record date. The final proxy statement will include the time and location of the special meeting.

    About Micro Linear

    Micro Linear is a fabless semiconductor company specializing in wireless integrated circuit solutions, which enable a variety of wireless products serving a global market. These transceivers can be used in many streaming wireless applications such as cordless phones, PHS handsets, wireless speakers and headphones, security cameras, game controllers, cordless headsets and other personal electronic appliances. Headquartered in San Jose, California, Micro Linear's products are available through its authorized representatives and distributors worldwide. For more information, please visit www.microlinear.com .

    Additional Information and Where to Find It

    Sirenza has filed a Form S-4, Micro Linear will file a proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE FORM S-4, PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You may obtain the documents at the Web site maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by Micro Linear by contacting Micro Linear Corporation, 2050 Concourse Drive, San Jose, CA 95131, Attention:
Investor Relations. You may obtain documents filed with the SEC by Sirenza by contacting Sirenza Microdevices, Inc., 303 S. Technology Court, Broomfield, CO 80021, Attention: Investor Relations.

    Interests of Certain Persons in the Merger

    Micro Linear, its directors, and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of Micro Linear and their ownership of Micro Linear stock is set forth in the proxy statement for Micro Linear's 2006 annual meeting of shareholders. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger.

    Investors should read the Form S-4 and proxy statement carefully before making any voting or investment decisions.

    Cautionary Information Regarding Forward-Looking Statements

    Except for the historical and factual information contained herein, the matters set forth in this news release, including statements as to regulatory approvals for the merger, timing expectations to complete the merger and other statements identified by words such as "estimates," "expects," "projects," "plans," and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by Micro Linear stockholders and regulatory agencies of the merger, the satisfaction of other closing conditions contained in the merger agreement and other risk factors relating to our industry as detailed from time to time in Micro Linear's reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, Micro Linear undertakes no obligation to update publicly any forward-looking statements herein, whether as a result of new information, future events or otherwise.

SOURCE  Micro Linear Corporation
    -0-                             09/08/2006
    /CONTACT:  Jim Mathias of Shelton Group Investor Relations,
+1-972-239-5119, ext. 115, or jmathias@sheltongroup.com, for Micro Linear Corporation/
    /Web site:  http://www.microlinear.com /
    (MLIN)